UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________________

SCHEDULE 14A

___________________________________

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

BATTERY FUTURE ACQUISITION CORP.
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

BATTERY FUTURE ACQUISITION CORP.

8 The Green, #18195

Dover, Delaware 19901

NOTICE OF EXTRAORDINARY GENERAL MEETING

TO BE HELD ON MAY 17, 2024

TO THE SHAREHOLDERS OF BATTERY FUTURE ACQUISITION CORP.:

You are cordially invited to attend the extraordinary general meeting (the “special meeting”) of Battery Future Acquisition Corp. (the “Company,” “we,” “us” or “our”) to be held at 10:00 a.m. EDT on May 17, 2024 virtually, at www.cleartrustonline.com/bfac, for the sole purpose of considering and voting upon the following proposals:

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a proposal to amend (the “Extension Amendment Proposal”) the Company’s Third Amended and Restated Memorandum and Articles of Association (the “charter”) to extend the date by which the Company has to consummate a business combination (the “Extension”) from June 17, 2024 to [June 17, 2025] or such earlier liquidation and dissolution date as the Company’s board of directors may approve (the “Extended Date”);

•

a proposal to re-elect one member of the Company’s board of directors (the “Board”) as a Class I director, to hold office until the third succeeding general meeting and until his respective successor is duly elected and qualified (the “Director Election Proposal”); and

•	a proposal to adjourn the special meeting to a later date or dates, if we determine that additional time is necessary to effectuate the Extension (the “Adjournment Proposal”).

The Extension Amendment Proposal, the Director Election Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement.

The special meeting will be a virtual meeting. You will be able to attend and participate in the special meeting online by visiting www.cleartrustonline.com/bfac. Please see “Questions and Answers about the Special Meeting — How do I attend the special meeting?” for more information.

The purpose of the Extension Amendment Proposal is to allow the Company more time to complete an initial business combination. The purpose of the Director Election Proposal is to re-elect one director in good standing on the Company’s board of directors to serve for a three-year term. The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that more time is necessary to effectuate the Extension.

As described in the Company’s prospectus for its initial public offering (“IPO”), the charter originally provided that the Company had only until November 17, 2023 to complete a business combination. In November 2023, we amended the charter to extend such date to June 17, 2024. There will not be sufficient time before June 17, 2024 to allow the Company to consummate an initial business combination. Accordingly, our board has determined that it is in the best interests of our shareholders to extend the date that the Company has to consummate an initial business combination to the Extended Date.

The Company’s board of directors has fixed the close of business on April 30, 2024 as the date for determining the Company’s shareholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s ordinary shares on that date are entitled to have their votes counted at the special meeting or any adjournment thereof. As of the record date, there are 5,170,599 Class A ordinary shares and 8,625,000 Class B ordinary shares outstanding. A complete list of shareholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at the Company’s principal executive offices for inspection by shareholders during ordinary business hours for any purpose germane to the special meeting.

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The holders of Class A ordinary shares sold in the Company’s IPO (“public shares”) may elect to have their public shares redeemed for their pro rata portion of the funds held in the trust account established in connection with the IPO (calculated as of two business days prior to the special meeting) if the Extension Amendment Proposal is approved and the Extension is implemented (the “Redemption”). Holders of public shares do not need to vote on the Extension Amendment Proposal or be a holder of record on the record date to exercise redemption rights. The per share pro rata portion of the trust account on or about the record date (which is expected to be the same approximate amount two business days prior to the meeting) after taking into account any taxes owed but not paid by such date was approximately $[•]. The closing price of the Company’s Class A ordinary shares on the record date was $[•]. Accordingly, if the market price were to remain the same until the date of the meeting, exercising redemption rights would result in a public shareholder receiving approximately $[•] [more/less] than if the shareholder sold such shares in the open market. However, the actual market price on the redemption date may be higher or lower than the per share pro rata portion of the trust account on such date. Additionally, the Company cannot assure shareholders that they will be able to sell their ordinary shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

If the Extension Amendment Proposal is not approved by June 17, 2024 (whether on the scheduled date for the special meeting or at an adjourned meeting upon approval of the Adjournment Proposal), the Extension will not be implemented and, in accordance with our charter, we expect to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under the Companies Act (Revised) of the Cayman Islands, as amended from time to time (the “Companies Act”), and Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

If the Extension Amendment Proposal is approved and the Extension is implemented, the Company will (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to the redeemed public shares and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment Proposal is approved and the Extension is implemented.

After careful consideration of all relevant factors, the Company’s board of directors has determined that the proposals to be presented at the special meeting are fair to and in the best interests of the Company and its shareholders, and has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal, “FOR” the nominees to be appointed as directors pursuant to the Director Election Proposal and “FOR” the Adjournment Proposal, if presented.

Enclosed is the proxy statement containing detailed information concerning the Extension Amendment Proposal, the Director Election Proposal and the Adjournment Proposal, and the special meeting. Whether or not you plan to attend the special meeting, we urge you to read this material carefully and vote your shares.

Thank you for your attention to this matter.

[•], 2024	By Order of the Board of Directors

Fanghan Sui
Chief Executive Officer and Chairman of the Board

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Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a shareholder of record, you may also cast your vote virtually at the special meeting by submitting a ballot via the live webcast. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote virtually at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against both of the proposals.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held on May 17, 2024: This notice of meeting and the accompany proxy statement and annual report for the year ended December 31, 2023 are available at www.cleartrustonline.com/bfac.

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BATTERY FUTURE ACQUISITION CORP.

8 The Green, #18195

Dover, Delaware 19901

TO THE SHAREHOLDERS OF BATTERY FUTURE ACQUISITION CORP.:

EXTRAORDINARY GENERAL MEETING

TO BE HELD ON MAY 17, 2024

PROXY STATEMENT

This proxy statement and the accompanying form of proxy is furnished to shareholders of Battery Future Acquisition Corp. (the “Company,” “we,” “us” or “our”) in connection with the solicitation of proxies by our board of directors for use in voting at our extraordinary general meeting (the “special meeting”) to be held at 10:00 a.m. EDT on May 17, 2024 virtually, at www.cleartrustonline.com/bfac, for the sole purpose of considering and voting upon the following proposals:

•	a proposal to amend (the “Extension Amendment Proposal”) the Company’s Third Amended and Restated Memorandum and Articles of Association (the “charter”) to extend the date by which the Company has to consummate a business combination (the “Extension”) from June 17, 2024 to [June 17, 2025] or such earlier liquidation and dissolution date as the Company’s board of directors may approve (the “Extended Date”);

•	a proposal to re-elect one member of the Company’s board of directors (the “Board”) as a Class I director, to hold office until the third succeeding general meeting and until his successor is duly elected and qualified (the “Director Election Proposal”); and

•	a proposal to adjourn the special meeting to a later date or dates, if we determine that additional time is necessary to effectuate the Extension (the “Adjournment Proposal”).

The Extension Amendment Proposal, the Director Election Proposal and the Adjournment Proposal are more fully described in this proxy statement.

The special meeting will be a virtual meeting. You will be able to attend and participate in the special meeting online by visiting www.cleartrustonline.com/bfac. Please see “Questions and Answers about the Special Meeting — How do I attend the special meeting?” for more information.

The purpose of the Extension Amendment Proposal is to allow the Company more time to complete an initial business combination. As described in the Company’s prospectus for its initial public offering (“IPO”), the charter originally provided that the Company had only until November 17, 2023 to complete an initial business combination. We subsequently amended the charter to extend such date to June 17, 2024. There will not be sufficient time before June 17, 2024 to allow the Company to consummate an initial business combination. Accordingly, our board has determined that it is in the best interests of our shareholders to extend the date that the Company has to consummate an initial business combination to the Extended Date.

The purpose of the Director Election Proposal is to re-elect one director in good standing on the Company’s board of directors to serve for a three-year term. The Board is divided into three classes, Class I, Class II and Class III. The term of the directors in Class I has reached its conclusion. The current Class I director is in good standing with the Company and has been nominated to stand for re-election at the Special Meeting. Our board has determined that it is in the best interests of our shareholders to re-elect the Class I director. The term of the Class II directors will expire at the 2025 general meeting and the term of the Class III directors will expire at the 2026 general meeting.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the special meeting to a later date or dates if we determine that more time is necessary to effectuate the Extension.

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The Company’s board of directors has fixed the close of business on April 30, 2024 as the date for determining the Company’s shareholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s ordinary shares on that date are entitled to have their votes counted at the special meeting or any adjournment thereof. A complete list of shareholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at the Company’s principal executive offices for inspection by shareholders during ordinary business hours for any purpose germane to the special meeting.

The holders of shares of Class A ordinary shares issued in Company’s IPO (such shares being referred to as the “public shares”) may elect to have their public shares redeemed for their pro rata portion of the funds held in the trust account established at the time of the IPO (the “trust account”) if the Extension Amendment Proposal is approved and the Extension is implemented (the “Redemption”). Holders of public shares do not need to vote on the Extension Amendment Proposal or be a holder of record on the record date to exercise redemption rights. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment Proposal is approved and the Extension is implemented.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

If the Extension Amendment Proposal is approved and the Extension is implemented, the Company will (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to the redeemed public shares and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete its business combination on or before the Extended Date. Accordingly, if the Extension Amendment Proposal is approved, the amount remaining in the trust account may be only a small fraction of the approximately $[•] million that was in the trust account as of the record date. In such event, the Company may need to obtain additional funds to complete its initial business combination and there can be no assurance that such funds will be available on terms acceptable to the Company or at all. Additionally, if the Extension Amendment Proposal is approved, the Company’s warrants will remain outstanding in accordance with their existing terms.

If the Extension Amendment Proposal is not approved by June 17, 2024 (whether on the scheduled date for the special meeting or at an adjourned meeting upon approval of the Adjournment Proposal), the Extension will not be implemented and, in accordance with our charter, we expect to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us or to be released to us to pay taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under the Companies Act (Revised) of the Cayman Islands, as amended from time to time (the “Companies Act”), and Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The holders of the Company’s Class B ordinary shares issued prior to the IPO (the “sponsor shares”) have waived their rights to participate in any liquidation distribution with respect to such sponsor shares. As a consequence of such waivers, a liquidating distribution will be made only with respect to the public shares. There will be no distribution from the trust account with respect to the Company’s warrants, which will expire worthless in the event the Extension is not consummated and we wind up.

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If the Extension Amendment Proposal is not approved and the Company liquidates, Battery Future Sponsor LLC, our sponsor (the “sponsor”), has agreed that it will be liable to us if and to the extent any claims by any third party for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduces the amount of funds in the trust account to below $10.20 per public share, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended. The sponsor will not be responsible for such third party claims even if a trust account waiver executed by such third party is deemed to be unenforceable. Furthermore, it will not be liable to our public shareholders and instead will only have liability to us. There is no assurance, however, that it will be able to satisfy those obligations to us. It is not anticipated that the sponsor will have any indemnification obligations to us. Accordingly, regardless of whether an indemnification obligation exists, the per share liquidation price for the public shares is anticipated to be approximately $[•], after taking into account taxes owed but not paid by such date. Nevertheless, the Company cannot assure you that the per share distribution from the trust account, if the Company liquidates, will not be less than approximately $[•], due to unforeseen claims of creditors.

The record date for the special meeting is April 30, 2024. Record holders of ordinary shares of the Company at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 13,795,599 ordinary shares outstanding, including 5,170,599 outstanding public shares. The Company’s warrants do not have voting rights. On the record date, the sponsor shares represented approximately 62.5% of the Company’s issued and outstanding ordinary shares. Accordingly, depending on how many ordinary shares are represented in person or by proxy at the Special Meeting, we will not need many, if any, public shares to be voted in favor of the proposals to have them approved.

This proxy statement contains important information about the special meeting and the proposals described herein. Please read it carefully and vote your shares.

This proxy statement is dated [•], 2024, and is first being mailed to shareholders on or about that date.

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QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Q. Why am I receiving this proxy statement?

A. The Company is a Cayman Islands exempted company incorporated on July 29, 2021. The Company was formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. In December 2021, the Company consummated its IPO. Like most blank check companies, the Company’s charter provides for the return of the IPO proceeds held in the trust account to the holders of public shares if there is no qualifying business combination(s) consummated on or before a certain date (in our case, as amended, June 17, 2024).

The Company will not be able to complete an initial business combination by June 17, 2024. The board of directors believes that it is in the best interests of the shareholders to continue the Company’s existence until the Extended Date in order to allow the Company more time to complete an initial business combination and is therefore holding this special meeting.

Q. What is being voted on?	A. You are being asked to vote on three proposals:

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a proposal to amend the Company’s charter to extend the date by which the Company has to consummate a business combination to the Extended Date — we refer to this proposal as the “Extension Amendment Proposal”;

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a proposal to re-elect one member of the Company’s board of directors as a Class I director, to hold office until the third succeeding general meeting and until his successor is duly elected and qualified — we refer to this proposal as the “Director Election Proposal”; and

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a proposal to adjourn the special meeting to a later date or dates, if we determine that additional time is necessary to effectuate the Extension — we refer to this proposal as the “Adjournment Proposal”.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. If the Extension is implemented, the Company will remove the Withdrawal Amount from the trust account, deliver to the holders of redeemed public shares the pro rata portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for the Company’s use in connection with consummating a business combination on or before the Extended Date.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account will reduce the Company’s net asset value. The Company cannot predict the amount that will remain in the trust account if the Extension Amendment Proposal is approved and the amount remaining in the trust account may be only a small fraction of the approximately $[•] million that was in the trust account as of the record date. In such event, the Company may need to obtain additional funds to complete its initial business combination and there can be no assurance that such funds will be available on terms acceptable to the Company or at all.

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If the Extension Amendment Proposal is not approved (whether on the scheduled date for the special meeting or at an adjourned meeting upon approval of the Adjournment Proposal) and the Company is not able to complete an initial business combination by June 17, 2024, the Extension will not be implemented and, in accordance with our charter, we expect to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under the Companies Act and Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The holders of the sponsor shares have waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the trust account and up to $100,000 of interest earned on the funds held in the trust account available to us for liquidation expenses.

Q. Why is the Company proposing the Extension Amendment Proposal?

A. The Company’s charter currently provides for the return of the IPO proceeds held in the trust account to the holders of public shares if there is no qualifying business combination(s) consummated on or before June 17, 2024.

The Company will not be able to consummate an initial business combination by June 17, 2024. Accordingly, the Company has determined to seek shareholder approval to extend the date by which the Company has to complete its business combination.

The Company believes that given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing public shareholders an opportunity to consider an initial business combination. Accordingly, the Company’s board of directors is proposing the Extension Amendment Proposal to extend the Company’s corporate existence until the Extended Date.

You are not being asked to vote on any proposed business combination at this time. If the Extension is implemented and you do not elect to have your public shares redeemed now, you will retain the right to vote on any proposed business combination when and if it is submitted to shareholders and the right to have your public shares redeemed for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

Q. Why should I vote for the Extension Amendment Proposal?

A. The Company’s board of directors believes shareholders will benefit from the Company consummating an initial business combination and is proposing the Extension Amendment Proposal to extend the date by which the Company has to complete such a business combination until the Extended Date and to allow for the Redemption.

Given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing public shareholders an opportunity to consider an initial business combination, inasmuch as the Company is also affording shareholders who wish to have their public shares redeemed for cash as originally contemplated the opportunity to do so as well. Accordingly, we believe that the Extension is consistent with the spirit in which the Company offered its securities to the public.

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Q. Why is the Company proposing the Director Election Proposal?

A. The Company is proposing the Director Election Proposal to re-elect one director to the Company’s Board, to serve a term of three years (which term would expire at the Company’s 2027 general meeting). The Board is divided into three classes, Class I, Class II and Class III. The term of the directors in Class I has reached its conclusion. The current Class I director is in good standing with the Company and has been nominated to stand for re-election at the special meeting. Our board has determined that it is in the best interests of our shareholders to re-elect the Class I director. The term of the Class II directors will expire at the 2025 general meeting and the term of the Class III directors will expire at the 2026 general meeting.

In addition to sending our shareholders this proxy statement, we are also sending our Annual Report for the year ended December 31, 2023 so that at the extraordinary general meeting shareholders may discuss and ask questions of the Company with respect to the financial statements of such year if they desire to do so.

Q. Why is the Company proposing the Adjournment Proposal?

A. The Company is proposing the Adjournment Proposal to provide flexibility to adjourn the special meeting to give the Company more time to seek approval of the Extension Amendment Proposal if necessary. If the Adjournment Proposal is not approved, the Company will not have the ability to adjourn the special meeting to a later date for the purpose of soliciting additional proxies. In such event, the Extension would not be completed, the Company would cease all operations except for the purpose of winding up, redeeming 100% of the outstanding public shares for cash and, subject to the approval of its remaining shareholders and its board of directors, dissolving and liquidating.

Q. How do the Company’s executive officers, directors and affiliates intend to vote their shares?

A. All of the Company’s directors, executive officers and their respective affiliates are expected to vote any ordinary shares over which they have voting control (including any public shares owned by them) in favor of the Extension Amendment Proposal, Director Election Proposal and Adjournment Proposal, if presented. Such individuals are not entitled to have such shares redeemed for cash in connection with the Extension.

On the record date, the 8,625,000 sponsor shares represented approximately 62.5% of the Company’s issued and outstanding ordinary shares. Accordingly, depending on how many ordinary shares are represented in person or by proxy at the Special Meeting, we will not need many, if any, public shares to be voted in favor of the Extension Amendment Proposal to have it approved. For instance, if all of the Company’s outstanding ordinary shares are represented at the Special Meeting, we will need 562,869 public shares to be voted in favor of the Extension Amendment Proposal to have it approved.  Alternatively, if only half of the public shares and all of the sponsor shares are represented at the Special Meeting, we will not need any public shares to have voted in favor of the Extension Amendment Proposal to have it approved.  Regardless of how many public shares are voted, the sponsor shares will be sufficient by themselves to approve the Director Election Proposal and the Adjournment Proposal, if presented.

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Neither the Company’s directors or executive officers nor any of their respective affiliates beneficially owned any public shares as of the date hereof. However, they may choose to buy public shares in the open market and/or through negotiated private purchases after the date of this proxy statement so long as they comply with all applicable securities laws. Any purchases made would be at prices no greater than the current redemption price of approximately $[•] per share. Additionally, any shares purchased would not be voted in favor of the Extension Amendment Proposal and the holders would not be entitled to redemption rights with respect to such shares. We would file a Current Report on Form 8-K disclosing the material terms of any purchases made by any of the Company’s directors, executive officers or their respective affiliates, such as the purchase price, the impact, if any, on the likelihood of approval of the Extension and the identities or nature/type of the sellers of the shares if not purchased in the open market.

There is no assurance that purchases will be able to be made in compliance with applicable securities laws and as a result, they may not be able to make any such purchases.

Q. What vote is required to adopt each proposal?

A. Extension Amendment Proposal.    Approval of the Extension Amendment Proposal will require a special resolution under the Companies Act, being the affirmative vote of at least two-thirds (2/3) of the votes cast by the holders of the issued and outstanding ordinary shares present in person or represented by proxy at the Special Meeting. On the record date, the 8,625,000 sponsor shares represented approximately 62.5% of the Company’s issued and outstanding ordinary shares. Accordingly, depending on how many ordinary shares are represented in person (including virtually) or by proxy at the Special Meeting, we will not need many, if any, public shares to be voted in favor of the Extension Amendment Proposal to have it approved. For instance, if all of the Company’s outstanding ordinary shares are represented at the Special Meeting, we will need 562,869 public shares to be voted in favor of the Extension Amendment Proposal to have it approved.  Alternatively, if only half of the public shares and all of the sponsor shares are represented at the Special Meeting, we will not need any public shares to have voted in favor of the Extension Amendment Proposal to have it approved.

Director Election Proposal.    Approval of the election of each director in the Director Election Proposal will require an ordinary resolution under the Companies Act, being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding ordinary shares present in person (including virtually) or represented by proxy at the Special Meeting. Given the amount of sponsor shares beneficially held by the Company’s officers, directors and their affiliates, we will not need any public shares to be voted in favor of the Director Election Proposal for each director named therein to be re-elected to the Board.  On the record date, the 8,625,000 sponsor shares represented approximately 62.5% of the Company’s issued and outstanding ordinary shares. Accordingly, regardless of how many public shares are voted, the sponsor shares will be sufficient by themselves to approve the Director Election Proposal.

Adjournment Proposal.    Approval of the Adjournment Proposal will require an ordinary resolution under the Companies Act, being the affirmative vote of the holders of a majority of the Company’s ordinary shares represented in person (including virtually) or by proxy at the meeting and entitled to vote on such proposal. Given the amount of sponsor shares beneficially held by the Company’s officers, directors and their affiliates, we will not need any public shares to be voted in favor of the Adjournment Proposal to have it approved.  On the record date, the 8,625,000 sponsor shares represented approximately 62.5% of the Company’s issued and outstanding ordinary shares. Accordingly, regardless of how many public shares are voted, the sponsor shares will be sufficient by themselves to approve the Adjournment Proposal, if presented.

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Q. What if I don’t want to vote for one or all of the proposals?

A. If you do not want one or more of the proposals to be approved, you must abstain, not vote, or vote against the proposal. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the trust account and paid to the shareholders who exercise their redemption rights. Under Cayman Islands law, failure to vote, abstentions and broker non-votes will have no effect on the outcome of the proposals.

Q. Will you seek any further extensions to consummate an initial business combination?	A. The Company may seek further extensions to consummate an initial business combination in the future.
Q. What happens if the Extension Amendment Proposal is not approved?

A. If the Extension Amendment Proposal is not approved by June 17, 2024 (whether on the scheduled date for the special meeting or at an adjourned meeting upon approval of the Adjournment Proposal), the Extension will not be implemented and, in accordance with our charter, we expect to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under the Companies Act and Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The holders of the sponsor shares have waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the trust account and the up to $100,000 of interest earned on the funds held in the trust account that is available to it, which it believes are sufficient for such purposes.

Q. If the Extension Amendment Proposal is approved, what happens next?	A. If the Extension Amendment Proposal is approved, the Company will continue to attempt to consummate an initial business combination until the Extended Date.

The Company will remain a reporting company under the Securities Exchange Act of 1934, as amended (“Exchange Act”) and its units, ordinary shares and warrants will remain publicly traded until the Extended Date.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage of Company shares held by the holders of the sponsor shares.

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Q. Would I still be able to exercise my redemption rights if I vote against the Extension Amendment Proposal?

A. Unless you elect to have your shares redeemed, you will be able to vote on any proposed business combination when and if it is submitted to shareholders. If you disagree with the business combination, you will retain your right to vote against it and/or have your public shares redeemed upon consummation of the business combination in connection with the shareholder vote to approve such business combination, subject to any limitations set forth in the charter.

Q. How do I change my vote?

A. If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to the Company’s secretary prior to the date of the special meeting or by voting virtually by submitting a ballot at the special meeting live webcast. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company’s counsel, Graubard Miller, at 405 Lexington Avenue, 44th Floor, New York, New York 10174.

Q. How are votes counted?

A. Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes.

Extension Amendment Proposal.    Approval of the Extension Amendment Proposal will require a special resolution under the Companies Act, being the affirmative vote of shareholders holding at least two-thirds (2/3) of the total votes cast by the holders of the issued and outstanding ordinary shares present in person (including virtually) or represented by proxy at the Special Meeting. A BFAC shareholder who does not vote in person (including virtually) or by proxy at the Special Meeting will not be counted for the purposes of establishing whether the necessary two-thirds majority has been obtained to approve the Extension Amendment Proposal. On the record date, the sponsor shares represented approximately 62.5% of the Company’s issued and outstanding ordinary shares. Accordingly, depending on how many ordinary shares are represented in person or by proxy at the Special Meeting, we will not need many, if any, public shares to be voted in favor of the Extension Amendment Proposal to have it approved. For instance, if all of the Company’s outstanding ordinary shares are represented at the Special Meeting, we will need 562,869 public shares to be voted in favor of the Extension Amendment Proposal to have it approved.  Alternatively, if only half of the public shares and all of the sponsor shares are represented at the Special Meeting, we will not need any public shares to have voted in favor of the Extension Amendment Proposal to have it approved.

Director Election Proposal.    Approval of each director nominee named in the Adjournment Proposal will require an ordinary resolution under the Companies Act, being the affirmative vote of the holders of a majority of the Company’s ordinary shares represented in person (including virtually) or by proxy at the meeting and entitled to vote on such proposal. Failure to vote by proxy or to vote oneself at the Special Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Director Election  Proposal. Given the number of sponsor shares beneficially held by the Company’s officers, directors and their affiliates, we will not need any public shares to be voted in favor of the Director Election Proposal for each director named therein to be re-elected to the Board.

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Adjournment Proposal.    Approval of the Adjournment Proposal will require an ordinary resolution under the Companies Act, being the affirmative vote of the holders of a majority of the shares of the Company’s ordinary shares represented in person (including virtually) or by proxy at the meeting and entitled to vote on such proposal. Failure to vote by proxy or to vote oneself at the Special Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Adjournment Proposal. Given the number of sponsor shares beneficially held by the Company’s officers, directors and their affiliates, we will not need any public shares to be voted in favor of the Adjournment Proposal to have it approved.

If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

Q. If my shares are held in “street name,” will my broker automatically vote them for me?

A. Your broker, bank, or nominee can vote your shares without receiving your instructions on “routine” proposals only. Your broker, bank, or nominee cannot vote your shares with respect to “non-routine” proposals unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee.

The Adjournment Proposal is considered a routine proposal. Accordingly, your broker, bank, or nominee may vote your shares with respect to such proposal without receiving your instructions.

The Director Election Proposal and Extension Amendment Proposal are each a non-routine proposal. Accordingly, your broker, bank, or nominee may not vote your shares with respect to these proposals unless you provide voting instructions.

Q. What is a quorum requirement?

A. A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding ordinary shares on the record date are represented by shareholders present at the special meeting (including virtually) or by proxy.

If there is no quorum, a majority of the votes present at the special meeting may adjourn the special meeting to another date.

Notwithstanding the foregoing, on the record date, the sponsor shares beneficially held by the Company’s officers, directors and their affiliates represented approximately 62.5% of the Company’s issued and outstanding ordinary shares. Accordingly, it is expected that a quorum will be present.

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Q. Who can vote at the special meeting?

A. Only holders of record of the Company’s ordinary shares at the close of business on April 30, 2024 are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. On the record date, 13,795,599 ordinary shares were outstanding and entitled to vote at the special meeting.

Shareholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote virtually at the special meeting by submitting a ballot at the live webcast or you may vote by proxy. Whether or not you plan to attend the special meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the shareholder of record, you may not vote your shares virtually at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How do I attend the special meeting?

A. The special meeting will be a virtual meeting. Any shareholder wishing to attend the special meeting must register in advance. To register for and attend the special meeting, please follow these instructions as applicable to the nature of your ownership of the Company’s ordinary shares:

Record Owners. If you are a record holder and you wish to attend the special meeting, go to www.cleartrustonline.com/bfac, enter the control number you received on your proxy card or notice of the meeting and click on the “Click here to preregister for the online meeting” link at the top of the page. You will need to log back into the meeting site using your control number immediately prior to the start of the special meeting. You must register before the meeting starts.

Beneficial Owners. Beneficial owners who wish to attend the special meeting must obtain a legal proxy from the shareholder of record and e-mail a copy of their legal proxy to inbox@cleartrusttransfer.com. Beneficial owners should contact their bank, broker, or other nominee for instructions regarding obtaining a legal proxy. Beneficial owners who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the special meeting. You will receive an e-mail prior to the meeting with a link and instructions for entering the special meeting. Beneficial owners should contact ClearTrust, LLC at inbox@cleartrusttransfer.com on or before 5:00 p.m. Eastern Time on [•], 2024.

Q. Does the board recommend voting for the approval of the proposals?

A. Yes. After careful consideration of the terms and conditions of the proposals, the board of directors of the Company has determined that the Extension Amendment Proposal, Director Election Proposal and Adjournment Proposal are fair to and in the best interests of the Company and its shareholders. The board of directors recommends that the Company’s shareholders vote “FOR” the Extension Amendment Proposal, “FOR” the director nominee set forth under the Director Election Proposal and “FOR” the Adjournment Proposal, if presented.

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Q. What interests do the Company’s directors and officers have in the approval of the Extension Amendment Proposal?

A. The Company’s directors, officers and their affiliates have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, but are not limited to, beneficial ownership of sponsor shares and warrants that will become worthless if the Extension Amendment Proposal is not approved and the possibility of future compensatory arrangements. See the section entitled “The Special Meeting — Interests of the Company’s Directors and Officers.”

Q. What if I object to the proposals? Do I have appraisal rights?	A. Company shareholders do not have appraisal rights in connection with the Extension Amendment Proposal.
Q. What happens to the Company’s warrants if the Extension Amendment Proposal is not approved?

A. If the Extension Amendment Proposal is not approved by June 17, 2024 (whether on the scheduled date for the special meeting or at an adjourned meeting following approval of the Adjournment Proposal), the Extension will not be implemented and, in accordance with our charter, we expect to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under the Companies Act and Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. In such event, your warrants will become worthless.

Q. What happens to the Company’s warrants if the Extension Amendment Proposal is approved?

A. If the Extension Amendment Proposal is approved, the Company will continue to attempt to consummate an initial business combination until the Extended Date or an earlier date if the Company’s board of directors determines in its sole discretion that it will not be able to consummate an initial business combination by the Extended Date and does not wish to seek an additional extension. The warrants will remain outstanding in accordance with their terms during any extension period.

Q. What do I need to do now?

A. The Company urges you to read carefully and consider the information contained in this proxy statement and to consider how the proposals will affect you as a Company shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q. How do I vote?

A. If you are a holder of record of Company ordinary shares, you may vote virtually at the special meeting by submitting a ballot during the live webcast or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote virtually if you have already voted by proxy.

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If your ordinary shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the shareholder of record, you may not vote your shares virtually at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How do I have my ordinary shares of the Company redeemed?

A. If the Extension Amendment Proposal is approved and the Extension is implemented, each public shareholder may seek to have his public shares redeemed for a pro rata portion of the funds available in the trust account, less any taxes we anticipate will be owed on such funds but have not yet been paid. Holders of public shares do not need to vote on the Extension Amendment Proposal or be a holder of record on the record date to exercise redemption rights.

To demand redemption, you must either physically tender your stock certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, New York, New York 10004, spacredemptions@continentalstock.com, no later than two business days prior to the vote for the Extension Amendment Proposal or deliver your shares to the transfer agent electronically no later than two business days prior to the vote for the Extension Amendment Proposal using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System.

Q. What should I do if I receive more than one set of voting materials?

A. You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Q. Who is paying for this proxy solicitation?

A. The Company will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q. Who can help answer my questions?	A. If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:
Battery Future Acquisition Corp. 8 The Green, #18195 Dover, Delaware 19901 Attn: Fanghan Sui Telephone: (929) 465-9707
or
ClearTrust, LLC 16540 Pointe Village Dr, Ste 210 Lutz, FL 33558 Tel: (813) 235-4490 Email: inbox@cleartrusttransfer.com
You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

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FORWARD-LOOKING STATEMENTS

We believe that some of the information in this proxy statement constitutes forward-looking statements. You can identify these statements by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intends,” and “continue” or similar words. You should read statements that contain these words carefully because they:

•	discuss future expectations;

•	contain projections of future results of operations or financial condition; or

•	state other “forward-looking” information.

We believe it is important to communicate our expectations to our shareholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the trust account, unanticipated delays in the distribution of the funds from the trust account and the Company’s ability to finance and consummate a business combination following the distribution of funds from the trust account, and the Company’s ability to enter into a definitive agreement with any prospective target and consummate a business combination. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

All forward-looking statements included herein attributable to the Company or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

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BACKGROUND

The Company

The Company is a Cayman Islands exempted company incorporated on July 29, 2021. The Company was formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities.

On August 4, 2021, the sponsor purchased an aggregate of 7,187,500 sponsor shares for an aggregate purchase price of $25,000, or approximately $0.003 per share. Prior to the sponsor’s initial investment of $25,000, the Company had no assets, tangible or intangible.

On November 21, 2021, the sponsor surrendered 2,966,667 sponsor shares for cancellation for nominal consideration. On December 14, 2021, we effected a share capitalization with respect to our Class B ordinary shares of 1,353,056, resulting in our Sponsor holding 5,573,889 sponsor shares.

On December 17, 2021, we consummated our IPO of 34,500,000 units, including the issuance of 4,500,000 units as a result of the underwriters’ full exercise of their over-allotment option. Each unit consists of one Class A ordinary share and one-half of one redeemable warrant. Each whole warrant entitles the holder thereof to purchase one Class A ordinary share at a price of $11.50 per share. The units were sold at an offering price of $10.00 per unit, generating gross proceeds, before expenses, of $345,000,000.

Simultaneously with the closing of the IPO, pursuant to the private placement warrants purchase agreement by and among us, the sponsor and Cantor Fitzgerald & Co. (the “Private Placement Warrants Purchase Agreement”), the securities purchase agreement by and between us and Roth Capital Partners, LLC (the “Roth Securities Purchase Agreement”) and the securities purchase agreements by and between the Company and Pala Investments Limited (the “Pala Securities Purchase Agreements, and together with Roth Securities Purchase Agreement, the “Securities Purchase Agreements”), the Company consummated the private placement of an aggregate of 16,300,000 warrants (the “Private Placement Warrants”) and 3,051,111 sponsor shares to our sponsor, Pala, Cantor and Roth, generating gross proceeds to the Company of $16,300,000. No underwriting discounts or commissions were paid with respect to such sale.

Upon the closing of the IPO and the sale of the Private Placement Warrants, $351,900,000 was placed in a Trust Account with Continental Stock Transfer & Trust Company acting as trustee (the “Trust Account”). We are not permitted to withdraw any of the principal or interest held in the Trust Account, except for the withdrawal of interest to pay our taxes and up to $100,000 of interests to pay dissolution expenses, as applicable, if any, until the earliest of (i) the completion of our initial business combination, (ii) the redemption of our public shares if we are unable to complete our initial business combination by June 17, 2024, subject to applicable law, or (iii) the redemption of our public shares properly submitted in connection with a shareholder vote to approve an amendment to our amended and restated memorandum and articles of association (“Memorandum and Articles of Association”) (A) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem 100% of our public shares if we have not consummated our initial business combination by June 17, 2024 or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity. The proceeds held in the Trust Account may only be held as cash or in demand deposit accounts or invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations.

On June 12, 2023, we held an extraordinary general meeting of shareholders, and our shareholders approved, among other proposals, a proposal to amend our charter to give us the right to extend the our deadline to consummate an initial Business Combination up to twelve (12) times for an additional one (1) month each time, from June 17, 2023 to June 17, 2024, by depositing into the Trust Account the lesser of (i) $0.03 for each Class A ordinary share not redeemed in connection with the extraordinary general meeting, multiplied by the number of public shares then outstanding, and (ii) $250,000 (or pro rata portion thereof if less than a full month) (the “Extension Payment”). In connection with the shareholders’ vote at the extraordinary general meeting, holders of 23,063,075 Class A ordinary shares exercised their right to redeem such shares for a pro rata portion of the funds held in the Trust Account. As a result, approximately $242.4 million (approximately $10.51 per share) was removed from the Trust Account to pay such holders and approximately $119.6 million remained in the Trust Account.

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On November 14, 2023, we adopted an amendment to the Company’s Second Amended and Restated Memorandum and Articles of Association on November 14, 2023, allowing us to (1) remove the monthly extension payment the Company was required to make into the Trust Account to extend the date by which the Company had to consummate an initial Business Combination to June 17, 2024 without depositing additional funds in the Trust Account. In connection with this amendment, on November 14, 2023, 6,266,236 Class A ordinary shares of the Company exercised their right to redeem such shares (the “Redemption”) for a pro rata portion of the funds held in the Trust Account. As a result, approximately $68.2 million (approximately $10.88 per share) was removed from the Trust Account to pay such holders and approximately $[•] million remained in the Trust Account.

Following the aforementioned redemptions, the Company has 13,795,599 ordinary shares outstanding, which includes 5,170,599 Class A ordinary shares and 8,625,000 Class B ordinary shares.

On January 16, 2024, the Company, the sponsor, Pala and Camel Bay, LLC (the “Purchaser”) entered into a share purchase agreement (the “Purchase Agreement”).  Pursuant to the Purchase Agreement, among other things: (a) the sponsor and Pala transferred to the Purchaser an aggregate of 4,193,695 sponsor shares; (b) the sponsor, Pala and certain other holders of sponsor shares gave to Purchaser the irrevocable right to vote the sponsor shares on their behalf and to take certain other actions on their behalf (the “POA Agreements”); and (c) the sponsor, Pala and Cantor and Roth entered into surrender and cancellation agreements whereby such parties have agreed to cancel an aggregate of 16,300,000 Private Placement Warrants purchased by them at the time of the IPO.  In addition, each of the underwriters in the IPO entered into an agreement whereby such parties waived their entitlement to the payment of any cash fees and expenses pursuant to that certain business combination marketing agreement, dated December 14, 2021.

The mailing address of the Company’s principal executive office is 8 The Green, #18195, 44th Floor, Dover, Delaware, 19901, and its telephone number is (929) 465-9707.

Risks related to Potential Application of the Investment Company Act

As previously indicated, the Company completed its initial public offering in December 2021 and has operated as a blank check company searching for a target business with which to consummate an initial business combination since such time. Due to the length of time that we have been searching for a business combination, it is possible that a claim could be made that we have been operating as an unregistered investment company. It is also possible that the investment of funds from the IPO during our life as a blank check company, and the earning and use of interest from such investment, could increase the likelihood of us being found to have been operating as an unregistered investment company more than if we sought to potentially mitigate this risk by holding such funds as cash. If the Company was deemed to be an investment company for purposes of the Investment Company Act and found to have been operating as an unregistered investment company, it could cause the Company to liquidate. If we are forced to liquidate, investors in the Company would not be able to participate in any benefits of owning stock in an operating business, including the potential appreciation of our stock following such a transaction and our warrants would expire worthless.

Risks related to Potential Application of the Inflation Reduction Act

On August 16, 2022, the Inflation Reduction Act of 2022 became law in the United States, which, among other things, imposes a 1% excise tax on the fair market value of certain repurchases (including certain redemptions) of shares by publicly traded domestic (i.e., United States) corporations (and certain non-U.S. corporations treated as “surrogate foreign corporations”). The excise tax will apply to share repurchases occurring in 2023 and beyond. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. The U.S. Department of the Treasury has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of, the excise tax. For instance, the U.S. Department of the Treasury recently issued proposed Treasury regulations and guidance clarifying when certain repurchases would be exempt from the excise tax, such as where the repurchases occur in the same year that the repurchasing company undertakes a complete liquidation (as described in Section 331 of the Internal Revenue Code). However, only limited guidance has been issued to date.

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As an entity incorporated as a Cayman Islands exempted company, the 1% excise tax is not expected to apply to redemptions of our ordinary shares (absent any regulations and other additional guidance that may be issued in the future with retroactive effect). However, in connection with an initial business combination involving a company organized under the laws of the United States, it is possible that we domesticate and continue as a U.S. corporation prior to certain redemptions and, because our securities are trading on the NYSE, it is possible that we will be subject to the excise tax with respect to any subsequent redemptions, including redemptions in connection with the initial business combination, that are treated as repurchases for this purpose (other than, pursuant to recently issued guidance from the U.S. Department of the Treasury, redemptions in complete liquidation of the company). In all cases, the extent of the excise tax that may be incurred will depend on a number of factors, including the fair market value of our shares redeemed, the extent such redemptions could be treated as dividends and not repurchases, and the content of any regulations and other additional guidance from the U.S. Department of the Treasury that may be issued and applicable to the redemptions. Issuances of shares by a repurchasing company in a year in which such company repurchases shares may reduce the amount of excise tax imposed with respect to such repurchase. The excise tax is imposed on the repurchasing company itself, not the shareholders from which shares are repurchased. The imposition of the excise tax as a result of redemptions in connection with the initial business combination or in connection with any extension of time to consummate an initial business combination could, however, reduce the amount of cash available to pay redemptions or reduce the cash contribution to the target business in connection with our initial business combination, which could cause the other shareholders of the combined company to economically bear the impact of such excise tax.

Review by the Committee on Foreign Investment in the United States

We do not believe that either we or our sponsors constitute a “foreign person” under the rules and regulations of the Committee on Foreign Investment in the United States (“CFIUS”). However, if CFIUS considers us to be a “foreign person” that may affect national security, we could be subject to such foreign ownership restrictions and/or CFIUS review. If any proposed business combination falls within the scope of applicable foreign ownership restrictions, we may be unable to consummate such business combination. In addition, if such business combination falls within CFIUS’ jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the business combination.

Although we do not believe we or our sponsors are a “foreign person,” CFIUS may take a different view and decide to block or delay any business combination we seek to consummate, impose conditions to mitigate national security concerns with respect to the business combination, order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance, or impose penalties if CFIUS believes that the mandatory notification requirement applied. Additionally, the laws and regulations of other U.S. government entities may impose review or approval procedures on account of any foreign ownership by the sponsors. If we were to seek an initial business combination, the pool of potential targets with which we could complete an initial business combination may be limited as a result of any such regulatory restriction. Moreover, the process of any government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete the business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate.

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THE EXTENSION AMENDMENT PROPOSAL

The Company is proposing to amend its charter to extend the date by which the Company has to consummate a business combination to the Extended Date. The approval of the Extension Amendment Proposal is essential to the overall implementation of the board of directors’ plan to allow the Company more time to complete an initial business combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. A copy of the proposed amendment to the charter of the Company to effectuate the Extension is attached to this proxy statement as Annex A.

All holders of the Company’s public shares, whether they vote for or against the Extension Amendment Proposal or do not vote at all, will be permitted to have all or a portion of their public shares redeemed for their pro rata portion of the trust account, provided that the Extension is implemented. Holders of public shares do not need to be a holder of record on the record date in order to exercise redemption rights.

The per share pro rata portion of the trust account on the record date (which is expected to be the same approximate amount two business days prior to the meeting) after taking into account taxes owed, if any, but not paid by such date was approximately $[•]. The closing price of the Company’s ordinary shares on the record date was $[•]. Accordingly, if the market price were to remain the same until the date of the meeting, exercising redemption rights would result in a public shareholder receiving approximately $[•] [more/less]than if the shareholder sold such shares in the open market. However, the actual market price on the redemption date may be higher or lower than the per share pro rata portion of the trust account on such date. Additionally, the Company cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

Reasons for the Extension Amendment Proposal

The Company’s charter currently provides that the Company has until June 17, 2024 to complete a business combination. The Company believes that given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing public shareholders an opportunity to consider such initial business combination. However, there will not be sufficient time before June 17, 2024 to allow the Company to consummate such initial business combination. Accordingly, the Company has determined to seek shareholder approval to extend the time for closing a business combination beyond June 17, 2024 to the Extended Date. The Company and its officers and directors agreed that they would not seek to amend the Company’s charter to allow for a longer period of time to complete a business combination unless the Company provided holders of public shares with the right to seek redemption of their public shares in connection with the amendment.

If the Extension Amendment Proposal is not Approved

If the Extension Amendment Proposal is not approved by June 17, 2024 (whether on the scheduled date for the special meeting or at an adjourned meeting upon approval of the Adjournment Proposal), the Extension will not be implemented and, in accordance with our charter, we expect to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under the Companies Act and Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The holders of the sponsor shares have waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the trust account with respect to the Company’s warrants which will expire worthless if the Extension Amendment Proposal is not approved and the Company is wound up. The Company will pay the costs of liquidation from its remaining assets outside of the trust account and the up to $100,000 of interest earned on the funds held in the trust account available to us for such purposes.

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If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, the Company will file an amendment to the charter with the Cayman Islands Registrar of Companies in the form of Annex A hereto to extend the time it has to complete its business combination until the Extended Date. The Company intends to continue to attempt to consummate a business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act and its units, ordinary shares, and warrants will remain publicly traded during the extension period. The warrants will continue in existence in accordance with their terms.

You are not being asked to vote on any business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on any proposed business combination when and if it is submitted to shareholders and the right to redeem your public shares for a pro rata portion of the trust account in the event the proposed business combination is approved and completed or if the Company has not consummated a business combination by the Extended Date.

If the Extension Amendment Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the trust account will reduce the Company’s net asset value. The Company cannot predict the amount that will remain in the trust account if the Extension Amendment Proposal is approved, and the amount remaining in the trust account may be only a small fraction of the approximately $[•] million that was in the trust account as of the record date.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension is implemented, each public shareholder may seek to have his, her or its public shares redeemed for a pro rata portion of the funds available in the trust account, less any taxes we anticipate will be owed on such funds but have not yet been paid, calculated as of two business days prior to the special meeting. Holders of public shares do not need to vote on the Extension Amendment Proposal or be a holder of record on the record date to exercise redemption rights.

TO DEMAND REDEMPTION, YOU MUST EITHER PHYSICALLY TENDER YOUR STOCK CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, THE COMPANY’S TRANSFER AGENT, AT CONTINENTAL STOCK TRANSFER & TRUST COMPANY, 1 STATE STREET, NEW YORK, NEW YORK 10004, SPACREDEMPTIONS@CONTINENTALSTOCK.COM, NO LATER THAN TWO BUSINESS DAYS PRIOR TO THE VOTE FOR THE EXTENSION AMENDMENT PROPOSAL OR DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY NO LATER THAN TWO BUSINESS DAYS PRIOR TO THE VOTE FOR THE EXTENSION AMENDMENT PROPOSAL USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN) SYSTEM. The requirement for physical or electronic delivery at least two business days prior to the vote at the special meeting ensures that a redeeming holder’s election is completed once the Extension Amendment Proposal is approved and the Extension is implemented. Accordingly, shareholders making the election will not be able to tender their shares after the date that is two business days prior to the vote at the special meeting.

The electronic delivery process through the DWAC system can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker a nominal amount and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

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Shares that have not been tendered in accordance with these procedures at least two business days prior to the vote for the Extension Amendment Proposal will not be redeemed for a pro rata portion of the funds held in the trust account. In the event that a public shareholder tenders its shares and decides prior to the vote at the special meeting (or after the special meeting but prior to effectuation of the Extension with the Company’s consent) that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting (or after the special meeting but prior to effectuation of the Extension with the Company’s consent) not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension Amendment Proposal is not approved or is abandoned, these shares will be redeemed in accordance with the terms of the charter promptly following the June 17, 2024 expiration date, as described elsewhere herein. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the implementation of the Extension. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or redeemed in connection with our winding up.

If properly demanded, the Company will redeem each public share for a pro rata portion of the funds available in the trust account, less any taxes we anticipate will be owed on such funds but have not yet been paid, calculated as of two business days prior to the meeting. As of the record date, after taking into account taxes owed but not paid by such date, this would amount to approximately $[•] per share (which is expected to be approximately the same amount as of two business days prior to the meeting). The closing price of the Company’s ordinary shares on the record date was $[•]. Accordingly, if the market price were to remain the same until the date of the meeting, exercising redemption rights would result in a public shareholder receiving approximately $[•] [more/less]than if the shareholder sold such shares in the open market. However, the actual market price on the redemption date may be higher or lower than the per share pro rata portion of the trust account on such date.

If you exercise your redemption rights, you will be exchanging your ordinary shares of the Company for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering your shares to the Company’s transfer agent two business days prior to the vote for the Extension Amendment Proposal. If the Extension Amendment Proposal is not approved or if it is abandoned, these shares will be redeemed in accordance with the terms of the charter promptly following the June 17, 2024 expiration date as described elsewhere herein.

U.S. Federal Income Tax Considerations

The following discussion is a summary of certain United States federal income tax considerations generally applicable to U.S. Holders (as defined below) and Non-U.S. Holders (as defined below) of (i) of the Extension Amendment Proposal and (ii) that elect to have their public shares redeemed for cash if the Extension Amendment Proposal is approved. This discussion assumes that the public shares and public warrants are treated as separate instruments for U.S. federal income tax purposes. Accordingly, the separation of units into the public shares and public warrants underlying the units generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the U.S. Internal Revenue Service (“IRS”) would not assert, or that a court would not sustain, a contrary position. Holders of units are urged to consult their tax advisors concerning the U.S. federal, state, local and non-U.S. tax consequences of the transactions contemplated by the Extension Amendment (including any redemption of the public shares in connection therewith) with respect to any public shares held through the units (including alternative characterizations of the units).

This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the IRS, and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. Furthermore, this discussion does not address any aspect of U.S. federal non-income tax laws, such as estate or gift taxes, the alternative minimum tax, nor does it address any aspects of U.S. state or local or non-U.S. taxation.

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This summary does not discuss all aspects of United States federal income taxation that may be relevant to particular investors in light of their individual circumstances, such as investors subject to special tax rules including:

•	Our initial shareholders;

•	banks, financial institutions, or financial services entities;

•	broker-dealers;

•	taxpayers that are subject to the mark-to-market accounting rules;

•	tax-exempt entities;

•	S-corporations;

•	Governments or agencies or instrumentalities thereof;

•	Insurance companies;

•	Regulated investment companies;

•	Real estate investment trusts;

•	Expatriates or former long-term residents of the United States;

•	Persons that actually or constructively own five percent or more of our shares;

•	Persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation or in connection with services;

•	persons that hold our securities as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction; or

•	U.S. Holders (as defined below) whose functional currency is not the U.S. dollar.

In addition, this discussion is limited to investors who or that hold our securities as capital assets for U.S. federal income tax purposes (generally, property held for investment) under the Code.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or other entity or arrangement classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our securities, the U.S. federal income tax treatment of a partner in the partnership generally will depend on the status of the partner and the activities of the partner and the partnership. Partnerships holding our securities and partners in such partnerships should consult their own tax advisors.

We have not sought, and do not intend to seek, any rulings from the IRS regarding the exercise of redemption rights. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.

WE URGE HOLDERS OF OUR PUBLIC SHARES CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

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U.S. Federal Income Tax Considerations for U.S. Holders

This section is addressed to U.S. Holders (as defined below) of our public shares that elect to have their shares of the Company redeemed for cash if the Extension is implemented (a “Redeeming U.S. Holder”).

For purposes of this discussion, a “U.S. Holder” is a beneficial owner of our securities who or that is, for U.S. federal income tax purposes:

•	an individual who is a United States citizen or resident of the United States as determined for United States federal income tax purposes;

•

a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

•

a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

Redemption of Shares

The balance of the discussion under this heading is subject in its entirety to the discussion below under the heading “Passive Foreign Investment Company Rules.” If we are considered a “passive foreign investment company” for United States federal income tax purposes (which we are likely to be, unless a “start-up” exception applies), then the tax consequences of the redemption will be as described in that discussion.

Subject to the preceding, the U.S. federal income tax consequences to a Redeeming U.S. Holder of public shares who or that exercises their redemption rights will depend on whether the redemption qualifies as a sale or exchange of the public shares under Section 302 of the Code. A Redeeming U.S. Holder will generally be considered to have sold or exchanged its shares in a taxable transaction and recognize capital gain or loss equal to the difference between the amount realized on the redemption and such shareholder’s adjusted basis in the shares exchanged if the Redeeming U.S. Holder’s ownership of shares is completely terminated or if the redemption meets certain other tests described below. Special constructive ownership rules apply in determining whether a Redeeming U.S. Holder’s ownership of shares is treated as completely terminated (and in general, such Redeeming U.S. Holder may not be considered to have completely terminated its interest if it continues to hold our warrants).. A Redeeming U.S. Holder’s adjusted tax basis in its public shares generally will equal the Redeeming U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a public share or the Redeeming U.S. Holder’s initial basis for public shares received upon exercise of a whole warrant) less any prior distributions treated as a return of capital.

Such gain or loss will be long-term capital gain or loss if the holding period of such shares is more than one year at the time of the exchange. It is possible that because of the redemption rights associated with our shares, the holding period of such shares may not be considered to begin until the date of such redemption (and thus it is possible that long-term capital gain or loss treatment may not apply to shares redeemed in the redemption). Shareholders who hold different blocks of shares (generally, shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

The redemption of public shares generally will be treated as a sale or exchange of the public shares (rather than as a corporate distribution) if, within the meaning of Section 302 of the Code, such redemption (i) is “substantially disproportionate” with respect to the Redeeming U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder.  In determining whether the redemption is substantially disproportionate or not essentially equivalent to a dividend with respect to a Redeeming U.S. Holder, that Redeeming U.S. Holder is deemed to own not just shares actually owned but also any shares such U.S. Holder has a right to acquire by exercise of an option, (which generally would include shares which could be acquired pursuant to the exercise of the warrants), and in some cases, shares owned by certain family members, certain estates and trusts of which the Redeeming U.S. Holder is a beneficiary, and certain affiliated entities.

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Generally, the redemption will be “substantially disproportionate” with respect to the Redeeming U.S. Holder if (i) the Redeeming U.S. Holder’s percentage ownership of the outstanding voting shares (including all classes which carry voting rights) of the Company is reduced immediately after the redemption to less than 80% of the Redeeming U.S. Holder’s percentage interest in such shares immediately before the redemption; (ii) the Redeeming U.S. Holder’s percentage ownership of the outstanding shares (both voting and nonvoting) immediately after the redemption is reduced to less than 80% of such percentage ownership immediately before the redemption; and (iii) the Redeeming U.S. Holder owns, immediately after the redemption, less than 50% of the total combined voting power of all classes of shares of the Company entitled to vote. Whether the redemption will be considered “not essentially equivalent to a dividend” with respect to a Redeeming U.S. Holder will depend upon the particular circumstances of that U.S. Holder. At a minimum, however, the redemption must result in a meaningful reduction in the Redeeming U.S. Holder’s actual or constructive percentage ownership of the Company. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the redemption tests described above are satisfied, the redemption will be treated as a distribution with respect to the shares, in which case the Redeeming U.S. Holder will be treated as receiving a corporate distribution under Section 301 of the Code. If the redemption is treated as a corporate distribution under Section 301 of the Code, such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. With certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends paid to a non-corporate Redeeming U.S. Holder generally will constitute “qualified dividends” that will be subject to tax at the maximum tax rate accorded to long-term capital gains. However, it is unclear whether the redemption rights with  respect to the public shares described in this proxy statement may prevent a U.S. Holder from satisfying the applicable holding period requirements with respect to the preferential tax rate on qualified dividend income.

Any distribution in excess of our current and accumulated earnings and profits will constitute a non-taxable return of capital that will be applied against and reduce (but not below zero) the Redeeming U.S. Holder’s adjusted tax basis in such Redeeming U.S. Holder’s shares remaining public shares. Any remaining excess will be treated as gain realized on the sale or other disposition of such Redeeming U.S. Holder’s public shares. After the application of those rules, any remaining tax basis of the Redeeming U.S. Holder in the redeemed public shares will be added to the Redeeming U.S. Holder’s adjusted tax basis in its remaining public shares, or, if it has none, to the Redeeming U.S. Holder’s adjusted tax basis in the warrants or possibly in other shares constructively owned by it.

As these rules are complex, U.S. Holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption will be treated as a sale or as a distribution under the Code.

Certain Redeeming U.S. Holders who are individuals, estates or trusts are subject to a 3.8% tax on all or a portion of their “net investment income” or “undistributed net investment income” (as applicable), which may include all or a portion of their capital gain or dividend income from their redemption of shares. Redeeming U.S. Holders should consult their tax advisors regarding the effect, if any, of the net investment income tax.

Passive Foreign Investment Company Rules

A non-U.S. corporation (i.e. a Cayman Islands company) will be a passive foreign investment company (or “PFIC”) for U.S. tax purposes if at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year, including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

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Because we are a blank check company, with no current active business, we believe that it is likely that we have met the PFIC asset or income test beginning with our initial taxable year. However, pursuant to a start-up exception, a corporation will not be a PFIC for the first taxable year the corporation has gross income, if (1) no predecessor of the corporation was a PFIC; (2) the corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the start-up year; and (3) the corporation is not in fact a PFIC for either of those years. The actual PFIC status of the Company for its current taxable year or any subsequent taxable year will not be determinable until after the end of such taxable year. If we do not satisfy the start-up exception, we will likely be considered a PFIC since our date of formation, and will continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any U.S. Holder who held our securities at any time that we were considered to be a PFIC).

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder of our shares or warrants and, in the case of our shares, the Redeeming U.S. Holder did not make either a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) shares or a timely “mark-to-market” election, in each case as described below, such holder generally will be subject to special rules with respect to:

•

any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its shares or warrants (which would include the redemption, if such redemption is treated as a sale under the rules discussed above, under the heading “Redemption of Shares”); and

•

any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed above.

Under these special rules:

•	any gain or “excess distribution” will be allocated ratably over the Redeeming U.S. Holder’s holding period for the shares or warrants;

•

the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•

the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

•

An additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed in respect of the tax attributable to each such other taxable year of the Redeeming U.S. Holder.

In general, if we are determined to be a PFIC, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to our shares (but not our warrants) by making a timely QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.

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A Redeeming U.S. Holder may not make a QEF election with respect to its warrants to acquire our shares. As a result, if a Redeeming U.S. Holder sells or otherwise disposes of such warrants (other than upon exercise of such warrants), any gain recognized generally will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the Redeeming U.S. Holder held the warrants. If a Redeeming U.S. Holder that exercises such warrants properly makes a QEF election with respect to the newly acquired shares (or has previously made a QEF election with respect to our shares), the QEF election will apply to the newly acquired shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the Redeeming U.S. Holder held the warrants), unless the Redeeming U.S. Holder makes a purging election. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares acquired upon the exercise of the warrants for purposes of the PFIC rules.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A QEF election may not be made with respect to our warrants. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

In order to comply with the requirements of a QEF election, a Redeeming U.S. Holder must receive a PFIC annual information statement from us. If we determine we are a PFIC for any taxable year, we will endeavor to provide to a Redeeming U.S. Holder such information as the IRS may require, including a PFIC annual information statement, in order to enable the Redeeming U.S. Holder to make and maintain a QEF election. However, there is no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided.

If a Redeeming U.S. Holder has made a QEF election with respect to our shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.

Although a determination as to our PFIC status will be made annually, a determination that we are a PFIC for any particular year generally will apply for subsequent years to a Redeeming U.S. Holder who held shares or warrants while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. A Redeeming U.S. Holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) our shares and receives the requisite PFIC annual information statement, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such shares. In addition, such Redeeming U.S. Holder will not be subject to the QEF inclusion regime with respect to such shares for any taxable year of ours that ends within or with a taxable year of the Redeeming U.S. Holder and in which we are not a PFIC. On the other hand, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) our shares, the PFIC rules discussed above will continue to apply to such shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such shares attributable to the pre-QEF election period.

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Alternatively, if a Redeeming U.S. Holder, at the close of its taxable year, owns shares in a PFIC that are treated as marketable stock, the Redeeming U.S. Holder may make a mark-to-market election with respect to such shares for such taxable year. If the Redeeming U.S. Holder makes a valid mark-to-market election for the first taxable year of the Redeeming U.S. Holder in which the Redeeming U.S. Holder holds (or is deemed to hold) shares and for which we are determined to be a PFIC, such holder generally will not be subject to the PFIC rules described above in respect to its shares. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its shares at the end of its taxable year over the adjusted basis in its shares. The Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its shares over the fair market value of its shares at the end of its taxable year (but only to the extent of the net amount of income previously included as a result of the mark-to-market election). The Redeeming U.S. Holder’s basis in its shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the shares will be treated as ordinary income. Currently, a mark-to-market election may not be made with respect to our warrants.

The mark-to-market election is available only for stock that is regularly traded on a national securities exchange that is registered with the Securities and Exchange Commission, including the New York Stock Exchange, or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a mark-to-market election in respect to our shares under their particular circumstances.

The application of the PFIC rules is extremely complex. Shareholders who are considering participating in the redemption and/or selling, transferring or otherwise disposing of their shares, and/or warrants should consult with their tax advisors concerning the application of the PFIC rules in their particular circumstances.

U.S. Federal Income Tax Considerations to Non-U.S. Holders

This section is addressed to Non-U.S. Holders of our shares that elect to have their shares of the Company redeemed for cash (“Redeeming Non-U.S. Holders”). For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a partnership) that so redeems its shares of the Company and is not a U.S. Holder.

Any Redeeming Non-U.S. Holder will not be subject to U.S. federal income tax on any capital gain recognized as a result of the exchange unless:

●	such shareholder is an individual who is present in the United States for 183 days or more during the taxable year in which the redemption takes place and certain other conditions are met; or

●

such shareholder is engaged in a trade or business within the United States and any gain recognized in the exchange is treated as effectively connected with such trade or business (and, if an income tax treaty applies, the gain is attributable to a permanent establishment maintained by such holder in the United States), in which case the Redeeming Non-U.S. Holder will generally be subject to the same treatment as a Redeeming U.S. Holder with respect to the exchange, and a corporate Redeeming Non-U.S. Holder may be subject to an additional branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty).

With respect to any redemption treated as a dividend rather than a sale, such dividend will not be subject to United States federal income tax, unless the dividends are effectively connected with the Redeeming Non-U.S. Holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, are attributable to a permanent establishment or fixed base that such holder maintains in the United States). Dividends that are effectively connected with the Redeeming Non-U.S. Holder’s conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, are attributable to a permanent establishment or fixed base in the United States) generally will be subject to United States federal income tax at the same regular United States federal income tax rates applicable to a comparable U.S. Holder and, in the case of a Redeeming Non-U.S. Holder that is a corporation for United States federal income tax purposes, also may be subject to an additional branch profits tax at a 30% rate or a lower applicable tax treaty rate.

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Information Reporting and Backup Withholding

Dividend payments with respect to our shares and proceeds from the sale, exchange or redemption of our shares may be subject to information reporting to the IRS and possible United States backup withholding. However, backup withholding will not apply to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status. A Redeeming Non-U.S. Holder generally will eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption. Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a holder’s United States federal income tax liability, and a holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with any redemption of your public shares.

Board Recommendation

The board of directors recommends that shareholders vote “FOR” the approval of the Extension Amendment Proposal.

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THE DIRECTOR ELECTION PROPOSAL

The Company is proposing the Director Election Proposal to re-elect one director, Wei Qian, to the Company’s Board, to serve a term of three years (which term would expire at the Company’s 2027 general meeting). The Board is divided into three classes, Class I, Class II and Class III. The term of the director in Class I has reached its conclusion. The current Class I director, Wei Qian, is in good standing with the Company and has been nominated to stand for re-election at the special meeting. Biographical information about Wei Qian can be found in “Directors, Executive Officers and Corporate Governance” below.

Wei Qian has agreed to be named in this proxy statement and to serve as a director if elected. Unless otherwise specified by you when you give your proxy, the shares subject to your proxy will be voted “FOR” the election of Wei Qian. In case Wei Qian becomes unavailable for election to the Board, an event which is not anticipated, the proxy holders, or their substitutes, shall have full discretion and authority to vote or refrain from voting your shares for any other person in accordance with their best judgment.

Board Recommendation

The board of directors recommends that shareholders vote “FOR” the election of Wei Qian pursuant to the Director Election Proposal.

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THE ADJOURNMENT PROPOSAL

The Company is proposing the Adjournment Proposal to allow the Company to adjourn the special meeting to a later date or dates to give the Company more time to effectuate the Extension for whatever reason, including to provide additional time to seek approval of the Extension Amendment Proposal.

If the Adjournment Proposal is presented to the special meeting and is not approved by the shareholders, the Company may not be able to adjourn the special meeting to a later date or dates if necessary. In such event, the Extension may not be effectuated.

Board Recommendation

The board of directors recommends that shareholders vote “FOR” the approval of the Adjournment Proposal.

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THE EXTRAORDINARY GENERAL MEETING

Date, Time and Place. The special meeting will be held at 10:00 a.m., EDT on May 17, 2024, virtually at www.cleartrustonline.com/bfac.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the special meeting, if you owned Company ordinary shares at the close of business on April 30, 2024, the record date for the special meeting. At the close of business on the record date, there were 13,795,599 ordinary shares outstanding, each of which entitles its holder to cast one vote per proposal. Company warrants do not carry voting rights.

Proxies; Board Solicitation. Your proxy is being solicited by the Company’s board of directors on the proposals being presented to shareholders at the special meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares virtually at the special meeting. ClearTrust LLC is assisting the Company in the proxy solicitation process for this special meeting. The Company will pay that firm a $___ fee plus disbursements for such services.

Required Vote

Extension Amendment Proposal.    Approval of the Extension Amendment Proposal will require a special resolution under the Companies Act, being the affirmative vote of shareholders holding of at least two-thirds (2/3) of the total votes cast by the holders of the issued and outstanding ordinary shares present in person (including virtually) or represented by proxy at the Special Meeting. Under Cayman Islands law, abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the special meeting, and accordingly will have no effect on the Extension Amendment Proposal. On the record date, the sponsor shares beneficially held by the Company’s officers, directors and their affiliates represented approximately 62.5% of the Company’s issued and outstanding ordinary shares. The holders of the sponsor shares are expected to vote any ordinary shares owned by them in favor of the proposals. Accordingly, depending on how many ordinary shares are represented in person or by proxy at the Special Meeting, we will not need many, if any, public shares to be voted in favor of the Extension Amendment Proposal to have it approved. For instance, if all of the Company’s outstanding ordinary shares are represented at the Special Meeting, we will need 562,869 public shares to be voted in favor of the Extension Amendment Proposal to have it approved.  Alternatively, if only half of the public shares and all of the sponsor shares are represented at the Special Meeting, we will not need any public shares to have voted in favor of the Extension Amendment Proposal to have it approved.

Director Election Proposal.    Approval of the Director Election Proposal will require an ordinary resolution under the Companies Act, being the affirmative vote of the holders of a majority of the Company’s ordinary shares represented in person (including virtually) or by proxy at the meeting and entitled to vote on such proposal. Abstentions will have the same effect as a vote against the Director Election Proposal. Brokers are entitled to vote on the Director Election Proposal absent voting instructions from the beneficial holder because the proposal is considered “routine”. Consequently, there should be no broker non-votes with respect to the Adjournment Proposal. Given the amount of sponsor shares held by the company’s officers, directors and sponsor, we will not need any public shares to be voted in favor of the Director Election Proposal for each director named therein to be re-elected to the Board.

Adjournment Proposal.    Approval of the Adjournment Proposal will require an ordinary resolution under the Companies Act, being the affirmative vote of the holders of a majority of the Company’s ordinary shares represented in person (including virtually) or by proxy at the meeting and entitled to vote on such proposal. Under Cayman Islands law, abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the special meeting, and accordingly will have no effect on any of the proposals. Given the amount of sponsor shares held by the company’s officers, directors and sponsor, we will not need any public shares to be voted in favor of the Adjournment Proposal to have it approved.

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In addition, the sponsor and Company’s directors, executive officers, advisors, initial shareholders, and their respective affiliates may choose to buy shares of Company public shares in the open market and/or through negotiated private purchases so long as they comply with all applicable securities laws. Any purchases made would be at prices no greater than the current redemption price of approximately $[•] per share. Additionally, any shares purchased would not be voted in favor of the Extension and the holders would not be entitled to redemption rights with respect to such shares. They may also enter into transactions with investors and others to provide them with incentives to reverse any redemption requests. While the nature of any such incentives has not been determined as of the date of this proxy statement, they might include, without limitation, arrangements to protect such investors or holders against potential loss in value of their shares, including the granting of put options and the transfer to such investors of our securities for nominal value. We would file a Current Report on Form 8-K disclosing the material terms of any purchases or arrangements made by any of the Company’s directors, executive officers or their respective affiliates, such as the purchase price or incentives agreed to, the impact, if any, on the likelihood of approval of the Extension and the identities or nature/type of the sellers of the shares if not purchased in the open market. There is no assurance that purchases will be able to be made in compliance with applicable securities laws and as a result, they may not be able to make any such purchases.

Interests of the Company’s Directors and Officers

When you consider the recommendation of the Company’s board of directors, you should keep in mind that the Company’s executive officers and members of the Company’s board of directors have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

•	If the Extension Amendment Proposal is not approved and we do not consummate a business combination by June 17, 2024, the 8,625,000 sponsor shares which were acquired for an aggregate purchase price of $25,000 will be worthless (as the sponsors have waived liquidation rights with respect to such shares). Such ordinary shares had an aggregate market value of approximately $[•] million based on the last sale price of $[•] of the ordinary shares on the NYSE on the record date;

•	In connection with the IPO, the sponsor has agreed that if the Extension Amendment Proposal is not approved and the Company liquidates, it will be liable under certain circumstances to ensure that the proceeds in the trust account are not reduced by certain claims of target businesses or vendors or other entities that are owed money by the Company for services rendered, contracted for or products sold to the Company;

•	All rights specified in the Company’s charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If the Extension Amendment Proposal is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•	If the Company requires additional funds to operate until consummation of a business combination, the sponsor and the Company’s officers and directors and their affiliates may loan such funds to the Company. As of the date of this proxy statement, the Company had approximately $1,089,000 of borrowings under working capital loans. If the Extension Amendment Proposal is not approved and a business combination is not consummated, such loans and any additional loans made after the date of this proxy statement will not be repaid; and

•	The Company’s officers, directors and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. If the Extension Amendment Proposal is not approved and a business combination is not consummated, these out-of-pocket expenses will not be repaid unless there are funds available outside of the trust account.

Additionally, if the Extension Amendment Proposal is approved and the Extension is implemented and the Company consummates an initial business combination, the officers and directors may have additional interests that would be described in the proxy statement for such transaction.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL, “FOR” THE DIRECTOR NOMINEE LISTED UNDER THE DIRECTOR ELECTION PROPOSAL AND “FOR” THE ADJOURNMENT PROPOSAL, IF PRESENTED. THE BOARD OF DIRECTORS EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

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DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Our directors and executive officers are as follows:

Name	Age	Position
Fanghan Sui	29	Chief Executive Officer and Chairman of the Board
Hao Tian	31	Director
Zixun Jin	36	Director
Wei Qian	39	Director

Fanghan Sui, CEO and Chairman

Fanghan Sui has served as our Chief Executive Officer and Chairman of the Board since March 2024.  Mr. Sui has been involved in crafting and analyzing high-performance campaigns across various digital platforms since he joined Agency Within, LLC dba WITHIN, a global digital marketing firm, in 2021.  His approach brings innovative solutions to marketing challenges, enhancing the digital presence of his clients.  Mr. Sui received a Bachelor’s degree in Communication from the University of California, Davis and a Master’s degree in TESOL from the University of Pennsylvania. The Company believes that Fanghan Sui is well qualified to serve on its board of directors due to his relationships, contacts and experience.

Hao Tian, Director

Hao Tian has served as an independent director on the Company’s Board since January 2024.  Hao Tian is a risk manager at Amazon.com, Inc. (“Amazon”) and brings professional experience in due diligence investigation, anti-money laundering, and sanctions compliance. Before joining Amazon in 2021, Mr. Tian was a lead associate at Kroll, LLC (formerly Duff & Phelps), a premier investigation and financial risk advisory firm headquartered in New York, based in its Toronto and Reston offices. He started his career with the corporate security division at the World Bank Group based in Washington D.C. Mr. Tian holds a Master’s degree from Georgetown University’s School of Foreign Service and a Bachelor’s degree in international relations and French studies from Lehigh University. The Company believes that Hao Tian is well qualified to serve on its board of directors due to his relationships, contacts and experience.

Zixun Jin, Director

Zixun Jin has served as an independent director on the Company’s Board since January 2024.  Zixun Jin  is experienced in operations management and data analysis. He has held the role of Operation Manager at European Dismantler Inc. since 2013, where his role is overseeing operations and implementing effective processes. Prior to his tenure at European Dismantler Inc., Mr. Jin worked as a Data Mining Analyst at Lehigh University, utilizing analytical skills to extract insights from complex datasets. His ability to uncover meaningful patterns and trends within the data contributed to improved decision-making and strategic planning. Mr. Jin holds a Master’s degree in Industrial and System Engineering from Lehigh University, as well as a Bachelor’s degree in Mechanical Engineering from Hefei University of Technology. The Company believes that Zixun Jin  is well qualified to serve on its board of directors due to his relationships, contacts and experience.

Wei Qian, Director

Wei Qian has served as an independent director on the Company’s Board since March 2024.  Mr. Qian has served as the Director of Capital Markets at Fusion Park, LLC, a US-based firm specializing in climate change tech investments and consulting, since March 2023. Mr. Qian’s past roles include ______ from May 2021 to March 2023, Interim CEO of Hemp Logic Inc., a US-based CBD company to spearhead its expansion in China, from August 2020 to May 2021, Director of Investment at Xingtong Capital, an investment fund within the Shanshan Group, from July 2015 to July 2017, and Vice Director of Investment at Transfar Holding Group, an investment company within Transfar Group, from July 2017 to August 2018. Mr. Qian’s career began in 2011 and he has had experience in private equity and venture capital, focusing on TMT, healthcare, and climate tech sectors.  Mr. Qian received a bachelor’s degree from Shanghai Jiaotong University  and an MBA from St. John’s University. The Company believes Wei Qian is well qualified to serve on its board of directors due to his relationships, contacts and experience.

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Board Leadership Structure and Role in Risk Oversight

Fanghan Sui serves as Chairman and Chief Executive Officer. As a shell company, the Company does not believe that its size or the complexity of its operations warrants a separation of the Chairman and Chief Executive Officer functions. Furthermore, the Company believes that combining the roles of Chairman and Chief Executive Officer promotes leadership and direction for executive management, as well as allowing for a single, clear focus for the chain of command. While the Board does not have a lead independent director, the independent directors meet in executive session regularly without the presence of management.

The Board’s primary function is one of oversight. The Board as a whole works with the Company’s management team to promote and cultivate a corporate environment that incorporates enterprise-wide risk management into strategy and operations. Management periodically reports to the Board about the identification, assessment and management of critical risks and management’s risk mitigation strategies. Each committee of the Board is responsible for the evaluation of elements of risk management based on the committee’s expertise and applicable regulatory requirements. In evaluating risk, the Board and its committees consider whether the Company’s programs adequately identify material risks in a timely manner and implement appropriately responsive risk management strategies throughout the organization. The audit committee focuses on assessing and mitigating financial risk, including risk related to internal controls, and receives at least quarterly reports from management on identified risk areas. In setting compensation, the compensation committee strives to create incentives that encourage behavior consistent with the Company’s business strategy, without encouraging undue risk-taking. The nominating and corporate governance committee considers areas of potential risk within corporate governance and compliance, such as management succession and environmental, social responsibility and sustainability initiatives. The technology, compliance and quality committee oversees matters concerning the compliance and quality aspects of the Company’s activities, as well as developments with respect to emerging technologies that may affect the Company’s business strategy. Each of the committees reports to the Board as a whole as to their findings with respect to the risks they are charged with assessing.

The Board administers its cybersecurity risk oversight function directly through the audit committee. The audit committee has primary responsibility for overseeing our risk assessment and risk management policies (including with respect to cybersecurity matters). The audit committee regularly discusses with management, counsel, and auditors the Company’s major risk exposures. This includes potential financial impact on the Company and the steps taken to monitor and control those risks. Additionally, the Board is informed regarding the risks facing the Company and coordinates with management and our cybersecurity team to ensure our board receives regular risk assessment updates from management. The Company does not currently retain any third party vendor to be responsible for identifying, assessing and managing the Company’s risks from cybersecurity threats.

Number and Terms of Office of Officers and Directors

Our board of directors consists of four members and is divided into three classes with only one class of directors being appointed in each year, and with each class (except for those directors appointed prior to our first annual meeting) serving a three-year term.

Our officers are appointed by the board of directors and serve at the discretion of the board of directors, rather than for specific terms of office. Our board of directors is authorized to appoint officers as it deems appropriate pursuant to our charter.

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Director Independence

The rules of the NYSE require that a majority of our board of directors be independent within one year of the IPO. An “independent director” is defined generally as a person who, in the opinion of the company’s board of directors, has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company). Our board of directors has determined that each of Hao Tian, Zixun Jin and Wei Qian an “independent director” as defined in the NYSE listing standards and applicable SEC rules. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

Board Committees

Our board of directors has three standing committees: an audit committee, a compensation committee and a nominating and corporate governance committee. Our audit committee, compensation committee and nominating and corporate governance committee are composed solely of independent directors. Subject to phase-in rules, the rules of the NYSE and Rule 10A-3 under the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors, and the rules of the NYSE require that the compensation committee and the nominating and corporate governance committee of a listed company be comprised solely of independent directors. Each committee operates pursuant to a charter approved by our board and have the composition and responsibilities described below. The charter of each committee is available on our website.

Audit Committee

We established an audit committee of the board of directors. Hao Tian, Zixun Jin and Wei Qian serve as members of our audit committee. Under the NYSE listing standards and applicable SEC rules, we are required to have at least three members of the audit committee, all of whom must be independent. Each of Hao Tian, Zixun Jin and Wei Qian meet the independent director standard under the NYSE listing standards and under Rule 10A-3(b)(l) under the Exchange Act.

Each member of the audit committee is financially literate and our board of directors has determined that Mr. Qian qualifies as an “audit committee financial expert” as defined in applicable SEC rules and has accounting or related financial management expertise.

We have adopted an audit committee charter, detailing the principal functions of the audit committee, including:

•	meeting with our independent registered public accounting firm regarding, among other issues, audits, and adequacy of our accounting and control systems;

•	monitoring the independence of the independent registered public accounting firm;

•	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

•	inquiring and discussing with management our compliance with applicable laws and regulations;

•	pre-approving all audit services and permitted non-audit services to be performed by our independent registered public accounting firm, including the fees and terms of the services to be performed;

•	appointing or replacing the independent registered public accounting firm;

•

determining the compensation and oversight of the work of the independent registered public accounting firm (including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

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•

establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies;

•

monitoring compliance on a quarterly basis with the terms of the IPO and, if any noncompliance is identified, immediately taking all action necessary to rectify such noncompliance or otherwise causing compliance with the terms of the IPO; and

•

reviewing and approving all payments made to our existing shareholders, executive officers or directors and their respective affiliates. Any payments made to members of our audit committee will be reviewed and approved by our board of directors, with the interested director or directors abstaining from such review and approval.

Compensation Committee

We established a compensation committee of the board of directors. Hao Tian, Zixun Jin and Wei Qian serve as members of our compensation committee.

We have adopted a compensation committee charter, detailing the principal functions of the compensation committee, including:

•

reviewing and approving on an annual basis the corporate goals and objectives relevant to our chief executive officer’s compensation evaluating our chief executive officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our chief executive officer based on such evaluation;

•	reviewing and approving the compensation of all of our other Section 16 executive officers;

•	reviewing our executive compensation policies and plans;

•	implementing and administering our incentive compensation equity-based remuneration plans;

•	assisting management in complying with our proxy statement and annual report disclosure requirements;

•	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

•	producing a report on executive compensation to be included in our annual proxy statement; and

•	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, independent legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by the NYSE and the SEC.

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Notwithstanding the foregoing, as indicated below, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our officers, directors, initial shareholders or any of their respective affiliates, prior to, or for any services they render in order to effectuate the consummation of an initial business combination. Accordingly, it is likely that prior to the consummation of an initial business combination, the compensation committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination.

Nominating and Corporate Governance Committee

We established a nominating and corporate governance committee of the board of directors. The members of our nominating and corporate governance are Hao Tian, Zixun Jin and Wei Qian.

We have adopted a nominating and corporate governance committee charter detailing the purpose and responsibilities of the nominating and corporate governance committee, including:

•

screening and reviewing individuals qualified to serve as directors, consistent with criteria approved by the board, and recommending to the board of directors candidates for nomination for election at the annual meeting of shareholders or to fill vacancies on the board of directors;

•	developing and recommending to the board of directors and overseeing implementation of our corporate governance guidelines;

•	coordinating and overseeing the annual self-evaluation of the board of directors, its committees, individual directors and management in the governance of the Company; and

•	reviewing on a regular basis our overall corporate governance and recommending improvements as and when necessary.

The charter also provides that the nominating and corporate governance committee may, in its sole discretion, retain or obtain the advice of, and terminate, any search firm to be used to identify director candidates, and will be directly responsible for approving the search firm’s fees and other retention terms.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our shareholders. Prior to our initial business combination, holders of our public shares will not have the right to recommend director candidates for nomination to our board of directors.

Code of Business Conduct and Ethics and Committee Charters

We have adopted a Code of Business Conduct and Ethics applicable to our directors, officers and employees. We filed a copy of our Code of Business Conduct and Ethics as an exhibit to the registration statement relating to the IPO. You may review this document by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Business Conduct and Ethics and the charters of the committees of our board of directors will be provided without charge upon request from us. If we make any amendments to our Code of Business Conduct and Ethics other than technical, administrative or other non-substantive amendments, or grant any waiver, including any implicit waiver, from a provision of the Code of Business Conduct and Ethics applicable to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions requiring disclosure under applicable SEC or NYSE rules, we will disclose the nature of such amendment or waiver on our website.

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Director and Executive Officer Compensation

None of our executive officers or directors has received any cash compensation for services rendered. Our executive officers and directors, or any of their respective affiliates will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to our officers, directors, shareholders or our or their affiliates. Other than these payments and reimbursements, no compensation of any kind, including finder’s and consulting fees, will be paid to our executive officers, directors, shareholders or any of their respective affiliates, prior to completion of our initial business combination.

It is possible that some or all of our officers and directors may negotiate employment or consulting arrangements with the post-transaction company after our initial business combination. Any such arrangements will be disclosed in the proxy solicitation or tender offer materials, as applicable, furnished to our shareholders in connection with a proposed business combination, to the extent they are known at such time.

The existence or terms of any such employment or consulting arrangements may influence our management’s motivation in identifying or selecting a target business, but we do not believe that such arrangements will be a determining factor in our decision to proceed with any potential business combination.

Insider Trading Policy; Employee, Officer and Director Hedging

The Company’s directors, officers, employees and consultants are subject to the Company’s insider trading policy, which generally prohibits the purchase, sale or trade of the Company’s securities with the knowledge of material nonpublic information. In addition, the Company’s insider trading policy also prohibits short sales, transactions in derivatives, and hedging of the Company’s securities by its directors, executive officers, employees and consultants and prohibits pledging of the Company’s securities by them.

Shareholder Communications

Shareholders may contact the Board or individual members of the Board by writing to them in care of the Secretary, Battery Future Acquisition Corp., 8 The Green, #18195, Dover, Delaware 19901. The Secretary will forward all correspondence received to the Board or the applicable director from time to time. This procedure was approved by the Company’s independent directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions

The following is a description of transactions since the Company’s incorporation, July 29, 2021, in which the Company has been a participant and the amount involved exceeds the lesser of $120,000 and one percent of the average of the Company’s total assets at year-end for the last two completed fiscal years, and in which any of its directors, executive officers, holders of more than 5% of its voting securities, or affiliates of the foregoing, had or will have a direct or indirect material interest. The Company believes all of the transactions described below were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties. Compensation arrangements for the Company’s directors and named executive officers are described above under “Director and Executive Compensation.”

On August 4, 2021, the sponsor purchased an aggregate of 7,187,500 Founder Shares for a purchase price of $25,000, or approximately $0.003 per share. On November 21, 2021, the sponsor surrendered 2,966,667 Founder Shares for cancellation for nominal consideration. On December 14, 2021, we effected a share capitalization with respect to our Class B ordinary shares of 1,353,056, resulting in the sponsor holding 5,573,889 Founder Shares. Roth purchased 300,000 Founder Shares in a private placement that closed simultaneously with the closing of the Public Offering. Additionally, Pala purchased 2,751,111 Founder Shares in a private placement that closed simultaneously with the closing of the Public Offering.

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In connection with the Public Offering, the sponsor, Pala, Cantor and Roth purchased an aggregate of 16,300,000 Private Placement Warrants for $1.00 per warrant for aggregate consideration of $16,300,000.

No compensation of any kind, including finder’s and consulting fees, will be paid by the company to our sponsor, officers and directors, or any of their respective affiliates, for services rendered prior to or in connection with the completion of an initial business combination. However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to our sponsor, officers, directors or our or their affiliates.

In addition, in order to finance transaction costs in connection with an intended initial business combination, our sponsor or an affiliate of our officers, directors, shareholders and their affiliates may, but are not obligated to, loan us funds as may be required on a non-interest basis. If we complete an initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from our Trust Account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into Private Placement Warrants of the post-business combination entity at a price of $1.00 per warrant at the option of the lender. Such warrants would be identical to the Private Placement Warrants. Prior to the completion of our initial business combination, we do not expect to seek loans from parties other than our sponsor or an affiliate of our sponsor as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in our Trust Account.

Any of the foregoing payments to our sponsor or repayments of working capital loans prior to our initial business combination will be made using funds held outside the Trust Account.

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our shareholders, to the extent then known, in the proxy solicitation or tender offer materials, as applicable, furnished to our shareholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a shareholder meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.

On January 16, 2024, the Company, sponsor, Pala and the Purchaser entered into the Purchase Agreement.  Pursuant to the Purchase Agreement, among other things: (a) the Sponsor and Pala transferred to the Purchaser an aggregate of 4,193,695 Founder Shares; (b) the Sponsor, Pala and certain other holders of Founder Shares gave to Purchaser the irrevocable right to vote the Founder Shares on their behalf and to take certain other actions on their behalf; and (c) the Sponsor, Pala, Cantor and Roth entered into surrender and cancellation agreements whereby such parties agreed to cancel the 16,300,000 Private Placement Warrants.  In addition, each of the Underwriters entered into an agreement whereby such parties waived their entitlement to the payment of any cash fees and expenses pursuant to that certain business combination marketing agreement, dated December 14, 2021.

The holders of Founder Shares will be entitled to registration rights pursuant to a registration rights agreement signed on December 14, 2021. The holders of these securities are entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our completion the Company’s initial business combination. In addition, they may participate in a “piggy-back” registration only during the seven-year period beginning on the effective date of the registration statement relating to the Public Offering. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

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BENEFICIAL OWNERSHIP OF SECURITIES

The following table presents the number of shares and percentage of our ordinary shares owned as of the record date by:

•	each person known by us to be the beneficial owner of more than 5% of our issued and outstanding ordinary shares;

•	each of our officers and directors; and

•	all our officers and directors as a group.

The following table is based on 5,170,599 Class A ordinary shares outstanding and 8,625,000 Class B ordinary shares outstanding. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all of our ordinary shares beneficially owned by them.

	Class A Ordinary Shares		Class B Ordinary Shares
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	% of Class	Number of Shares Beneficially Owned (2)	% of Class
Battery Future Sponsor LLC(3)	—	—	2,751,601	31.9%
Camel Bay, LLC(4)	—	—	4,193,695	48.6%
Polar Asset Management Partners Inc. (5)	500,000	9.70%	—	—
Periscope Capital Inc.(6)	325,000	6.30%	—	—
Mizuho Financial Group, Inc. (7)	329,668	6.38%	—	—
Fir Tree Capital Management L(8)P	350,000	6.77%	—	—
First Trust Merger Arbitrage Fund(9)	430,000	8.32%	—	—
First Trust Capital Management L.P. (9)	500,000	9.67%	—	—
First Trust Capital Solutions L.P. (9)	500,000	9.67%	—	—
FTCS Sub GP LLC(9)	500,000	9.67%	—	—
Shaolin Capital Management LLC(10)	263,000	5.09%	—	—
Radcliffe Capital Management(11)	634,751	12.3%	—	—
RiverNorth Capital Management, LLC(12)	500,000	9.67%
Fanghan Sui	—	—	—	—
Hao Tian	—	—	—	—
Zixun Jin	—	—	—	—
Wei Qian	—	—	—	—
All officers and directors as a group (four individuals)	—	—	4,193,695	48.6%

*	Less than one percent

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is 8 The Green, #18195 Dover, Delaware 19901.

(2)

Interests shown consist solely of sponsor shares, classified as Class B ordinary shares. Such shares will automatically convert into Class A ordinary shares at the time of our initial business combination on a one-for-one basis, subject to adjustment, as described elsewhere herein.

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(3)

Battery Future Manager LLC is the manager of our sponsor. Kristopher Salinger is the sole member of Battery Future Manager LLC and has voting and investment discretion with respect to the ordinary shares held of record by Battery Future Sponsor LLC. Includes shares over which a power of attorney has been granted to Camel Bay, LLC indicated below.  Mr. Salinger disclaims any beneficial ownership of the shares held by such entity, except to the extent of his pecuniary interest therein.

(4)

Shares beneficially owned are based on the Schedule 13D filed with the SEC on January 19, 2024 by Camel Bay, LLC (“Camel Bay”) and Graham Wood, LLC (“Wood”). Represents 4,193,695 sponsor shares beneficially owned by Camel Bay.  Does not include an aggregate of 3,006,205 sponsor shares that are subject to powers of attorney granted to Camel Bay. The business address of each of Camel Bay and Wood, as reported in the Schedule 13D, is 8 The Green, Suite 15614, Dover, DE 19901.

(5)

Shares beneficially owned are based on the Schedule 13G filed with the SEC on February 9, 2024 by Polar Asset Management Partners Inc. (“Polar”), which serves as the investment advisor to Polar Multi-Strategy Master Fund, a Cayman Islands exempted company (“PMSMF”) with respect to the shares directly held by PMSMF. Polar has sole voting and dispositive power with respect to 500,000 Class A ordinary shares. The business address of each of Polar and PMSMF, as reported in the Schedule 13G, is 16 York Street, Suite 2900, Toronto, ON, Canada M5J 0E6.

(6)

Shares beneficially owned are based on the Schedule 13G filed with the SEC on February 9, 2024 by Periscope Capital Inc. (“Periscope”), which acts as investment manager of, and exercises investment discretion with respect to, certain private investment funds (each, a “Periscope Fund”) that collectively directly own 0 Ordinary Shares. Periscope has shared voting and dispositive power with respect to 325,000 Class A ordinary shares The business address of Periscope, as reported in the Schedule 13G, is 333 Bay Street, Suite 1240, Toronto, Ontario, Canada M5H 2R2.

(7)

Shares beneficially owned are based on the Schedule 13G filed with the SEC on February 13, 2024 by Mizuho Financial Group, Inc. (“Mizuho”). Mizuho has sole voting and dispositive power with respect to 329,668 Class A ordinary shares The business address of Periscope, as reported in the Schedule 13G, is 1–5–5, Otemachi, Chiyoda–ku, Tokyo 100–8176, Japan.

(8)

Shares beneficially owned are based on the Schedule 13G filed with the SEC on February 14, 2024 by Fir Tree Capital Management LP (“Fir Tree”). Fir Tree has sole voting and dispositive power with respect to 350,000 Class A ordinary shares The business address of Periscope, as reported in the Schedule 13G, is 500 5th Avenue, 9th Floor, New York, New York 10110.

(9)

Shares beneficially owned are based on the Schedule 13G filed with the SEC on February 28, 2024 jointly by First Trust Merger Arbitrage Fund (“First Trust”), First Trust Capital Management L.P. (“FTCM”), First Trust Capital Solutions L.P. (“FTCS”) and FTCS Sub GP LLC (“Sub GP”). VARBX is a series of Investment Managers Series Trust II, an investment company registered under the Investment Company Act of 1940. FTCM is an investment adviser registered with the SEC that provides investment advisory services to, among others, (i) series of Investment Managers Series Trust II, an investment company registered under the Investment Company Act of 1940, specifically First Trust Multi-Strategy Fund and VARBX, (ii) First Trust Alternative Opportunities Fund, an investment company registered under the Investment Company Act of 1940 and (iii) Highland Capital Management Institutional Fund II, LLC, a Delaware limited liability company (collectively, the “Client Accounts”). FTCS is a Delaware limited partnership and control person of FTCM. Sub GP is a Delaware limited liability company and control person of FTCM.

(10)

Shares beneficially owned are based on the Schedule 13G/A filed with the SEC on February 13, 2024 by Shaolin Capital Management LLC (“Shaolin”), which serves as the investment advisor to Shaolin Capital Partners Master Fund, Ltd., a Cayman Islands exempted company, MAP 214 Segregated Portfolio, a segregated portfolio of LMA SPC, DS Liquid DIV RVA SCM LLC and Shaolin Capital Partners SP, a segregated portfolio of PC MAP SPC being managed accounts advised by Shaolin. The business address of Shaolin, as reported in the Schedule 13G, is 230 NW 24th Street, Suite 603, Miami, Florida 33127.

(11)

Shares beneficially owned are based on the Schedule 13G filed with the SEC on June 13, 2023 by Radcliffe Capital Management, L.P. (“Radcliffe”). Radcliffe has shared voting and dispositive power with respect to 634,751 Class A ordinary shares with the following entities and individuals: RGC Management Company LLC; Steven B. Katznelson; Christopher Hinkel; Radcliffe SPAC Master Fund, L.P. and Radcliffe SPAC GP, LLC. The business address of Radcliffe, as reported in the Schedule 13G, is 50 Monument Road, Suite 300 Bala Cynwyd, PA 19004.

(12)

Shares beneficially owned are based on the Schedule 13G filed with the SEC on April 10, 2024 by RiverNorth Capital Management, LLC (“RiverNorth”). RiverNorth has shared voting and dispositive power with respect to 500,000 Class A ordinary shares The business address of RiverNorth, as reported in the Schedule 13G, is 360 S. Rosemary Avenue, Ste. 1420, West Palm Beach, Florida 33401.

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DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires the Company’s directors and certain officers and holders of more than 10% of the Company’s ordinary shares to file with the SEC initial reports of ownership of the Company’s ordinary shares and other equity securities on Form 3 and reports of changes in such ownership on a Form 4 or Form 5. These Section 16 reporting persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge, during and since the fiscal year ended December 31, 2023, all reports required to be filed pursuant to Section 16(a) were filed on a timely basis, except:

•	Form 3 of Sui Fanghan, necessitated by his March 7, 2024 appointment as CEO, director and chairman, filed with the SEC March 13, 2024; and

•	Form 3 of Wei Qian, necessitated by his March 7, 2024 appointment as a director, filed with the SEC March 13, 2024.

SHAREHOLDER PROPOSALS

If the Extension Amendment Proposal is approved and the Extension is implemented, the Company intends to hold an exrtraordinary general meeting of shareholders for the purpose of approving a proposed business combination and related matters, including the election of directors. Accordingly, the Company’s next general meeting would be held at a future date to be determined by the post business-combination company. The Company expects that it would notify shareholders of the deadline for submitting a proposal for inclusion in the proxy statement for its next annual meeting following the completion of an initial business combination. You should direct any proposals to the Company’s secretary at the Company’s principal office. If you are a shareholder and you want to nominate a person for election to our board of directors or present a matter of business to be considered, under the Company’s bylaws you must give timely notice of the nomination or the matter, in writing, to the Company’s secretary. To be timely, the notice has to be given between 60 and 90 days before the general meeting date.

If the Extension Amendment Proposal is not approved and the Company liquidates, there will be no further annual meetings of the Company.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any shareholder at a shared address who wishes to receive separate copies of such documents in the future. Shareholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Shareholders may notify the Company of their requests by calling or writing the Company at the Company’s principal executive offices at 8 The Green, #18195, Dover, Delaware 19901.

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WHERE YOU CAN FIND MORE INFORMATION

The Company files reports, proxy statements and other information electronically with the SEC as required by the Exchange Act. You may access information on the Company at the SEC website containing reports, proxy statements and other information at http://www.sec.gov. This proxy statement describes the material elements of exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant document included as an annex to this proxy statement. You may obtain additional information, or additional copies of this proxy statement, at no cost, by contacting us at the following address or telephone number:

Battery Future Acquisition Corp.

8 The Green, #18195

Dover, Delaware, 19901

Tel: (929) 465-9707

You may also contact the Company’s proxy solicitor at:

ClearTrust, LLC

16540 Pointe Village Dr, Ste 210

Lutz, FL 33558

Email: inbox@cleartrusttransfer.com

     In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than [•], 2024.

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ANNEX A

[PROPOSED AMENDMENT]

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PROXY

BATTERY FUTURE ACQUISITION CORP.

8 The Green, #18195

Dover, Delaware 19901

EXTRAORDINARY GENERAL MEETING

MAY 17, 2024

YOUR VOTE IS IMPORTANT

FOLD AND DETACH HERE

BATTERY FUTURE ACQUISITION CORP.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE EXTRAORDINARY GENERAL MEETING TO BE HELD ON

MAY 17, 2024

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated [•], 2024, in connection with the extraordinary general meeting to be held at 10:00 a.m. EDT on May 17, 2024 virtually, at www.cleartrustonline.com/bfac, and hereby appoints Fanghan Sui, the attorney and proxy of the undersigned, with power of substitution, to vote all ordinary shares of Battery Future Acquisition Corp. (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the special meeting of shareholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE EXTENSION AMENDMENT PROPOSAL (PROPOSAL 1), “FOR” THE DIRECTOR NOMINEE LISTED UNDER THE DIRECTOR ELECTION PROPOSAL AND “FOR” THE ADJOURNMENT PROPOSAL (PROPOSAL 2), IF PRESENTED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held on May 17, 2024: This notice of meeting and the accompany proxy statement are available at www.cleartrustonline.com/bfac.

Proposal 1 — Extension Amendment Proposal	FOR	AGAINST	ABSTAIN

Amend the Company’s Third Amended and Restated Memorandum and Articles of Association to extend the date that the Company has to consummate a business combination to [June 17, 2025] or such earlier liquidation and dissolution date as the Company’s board of directors may approve.

	☐	☐	☐

Proposal 2 — Director Election Proposal	FOR	WITHHOLD
Approve the re-election of Wei Qian as a Class I director.	☐	☐

Proposal 3 — Adjournment Proposal	FOR	AGAINST	ABSTAIN
Approve the adjournment of the special meeting to a later date or dates, if the Company determines that additional time is necessary to effectuate the Extension.	☐	☐	☐

Dated:	__________________________________ 2024

Shareholder’s Signature

Shareholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO  CLEARTRUST, LLC . THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 1, “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 2 AND “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 3, IF SUCH PROPOSAL IS PRESENTED AT THE SPECIAL MEETING, AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

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